SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 16, 2002

NEXTEL COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19656 (Commission File Number)	36-3939651 (I.R.S. Employer Identification No.)

2001 Edmund Halley Drive, Reston, Virginia (Address of principal executive offices)	20191 (Zip Code)

Registrant’s telephone number, including area code:	(703) 433-4000

(Former name or former address, if changed since last report)

Item 5. Other Events.

On July 16, 2002, Nextel Communications issued its financial results and other data for the quarter ended June 30, 2002 as more fully described in a press release, a copy of which is filed as Exhibit 99.1 hereto and which information is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired. Not Applicable

(b)	Pro Forma Financial Information. Not Applicable

(c)	Exhibits

Exhibit No	Exhibit Description

99.1	Press Release

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTEL COMMUNICATIONS, INC.

Date: July 16, 2002	By:	/s/ Leonard J. Kennedy Leonard J. Kennedy Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No	Exhibit Description

99.1	Press Release